                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report July 17, 2002

                          Commission File Number 0-9592

                           RANGE RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)

               DELAWARE                                          34-1312571
        (State of incorporation)                              (I.R.S. Employer
                                                             Identification No.)

    77 MAIN STREET, FT. WORTH, TEXAS                               76102
(Address of principal executive offices)                         (Zip Code)


                  Registrant's telephone number: (817) 870-2601


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This form 8K/A amends and restates Item 4 of the Registrant's Form 8-K, filed with the Commission on July 15, 2002.

ITEM 4. CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT.

The Audit Committee of the Board of Directors of Range Resources, a Deleware Corporation (the "Company") sought proposals from independent accountants to audit the company's financial statements. The Company received proposals from and the Audit Committee conducted interviews with three of the largest four accounting firms. On July 11, 2002 the Audit Committee recommended the engagement of KPMG as the Company's independent auditors for the year ended December 31, 2002, to replace Arthur Andersen LLP ("Arthur Andersen"), who was dismissed as the Company's auditors immediately. The Company's Board of Directors approved the Audit Committee's recommendations. As a result of this process, KPMG was selected as the Company's auditor for 2002.

Arthur Andersen's audit reports on the Company's financial statements as of or for the years ended December 31, 2000 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two years ended December 31, 2000 and 2001 and the subsequent interim period through July 11, 2002:

         (i) there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports:

         (ii) none of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred; and

         (iii) except as disclosed in the next sentence, the Company did not consult with KPMG regarding any of the matters or events described in item 304(a)(2)(i) and (ii) of Regulation S-K. Prior to the official engagement as the Company's auditor, as part of KPMG's client acceptance procedure, KPMG and the Company discussed the accounting principles used upon the formation of the Great Lakes LLC joint venture in 1999. The Company has agreed to revise its accounting for the transaction as more fully described in the Company's press release attached hereto as Exhibit 99.1.

The Company provided Arthur Andersen with a copy of the foregoing statements and requested that Arthur Andersen furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. The Company was unable to obtain that letter. The Company was informed by Arthur Andersen that the SEC had been notified that Arthur Andersen would no longer be providing such requested letters from former clients. The letter from the Company is attached hereto as
Exhibit 16.1.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

Attached and incorporated by reference as Exhibit 99.1 is a copy of a press release of the Company dated July 15, 2002 regarding the appointment of KPMG, the restatement of previously filed financial statements and the re-audit by KPMG of the three years ended December 31, 2001.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit
Number          Description
-------         --------------------------------------------------------------------------------
16.1**          Letter from Range Resources to Arthur Andersen LLP regarding request for letter.

99.1**          Press Release of Range Resources Corporation dated July 15, 2002.


** Previously filed.

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SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            RANGE RESOURCES CORPORATION



                                            By:  /s/ Eddie M. LeBlanc
                                                --------------------------------
                                                 Eddie M. LeBlanc
                                                 Chief Financial Officer

Date:  July 17, 2002



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                                  EXHIBIT INDEX

   Exhibit Number     Item
   --------------     --------------------------------------------------------------------
       16.1**         Letter from Range Resources to Arthur Andersen LLP regarding request for letter

       99.1**         Press Release of Range Resources Corporation dated July 15, 2002.

** Previously filed